Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

MassMutual Asset Finance LLC (“MMAF” or the “Company”)

J.P. Morgan Securities LLC (“J.P. Morgan”)

(together, the “Specified Parties”)

Re: MMAF Equipment Finance LLC 2019-B – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “MMAF 2019-B TAPE 7.31.19 V2.xlsx” provided by the Company on August 20, 2019 (the “Data File”), containing certain information related to 313 equipment lease and loan receivables (the “Receivables”) and their related attributes as of July 31, 2019 (the “Cut-off Date”), which we were informed are intended to be included as collateral in the offering by MMAF Equipment Finance LLC 2019-B. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts were within $1.00 and the number of days related to the Lease Date attribute was within five (5) days.

•

The term “Receivable File” means any file containing some or all of the following documents: Lease/Loan Agreement, Assignment Agreement, Specification Agreement, PFSC Transmittal, New Business Reports, Credit Approval Write-Up, Bill of Sale, SuperTrump Booking Run, Partial Buyout/Pay Down of Schedules, UCC Financing Statement, and/or Certificate of Title. The Receivable File, furnished by the Company, was represented to be either the original Receivable File or a copy of the original Receivable File.

KPMG LLP is a Delaware limited liability parnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity

A.

J.P. Morgan, on behalf of the Company, randomly selected 75 Receivables from the Data File (the “Selected Receivables”) on which we were instructed to perform procedures. A listing of the Selected Receivables was provided to us and the Company by J.P. Morgan. For purposes of this procedure, J.P. Morgan, on behalf of the Company, did not inform us as to the basis for how they determined the number of Receivables on which we were instructed to perform procedures.

B.

For each of the Selected Receivables, we compared or recomputed the attributes listed below to or using the corresponding information appearing in the applicable Receivable File. The Specified Parties indicated that the absence of any of the noted documents, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attributes	Receivable File/Instructions

Payment Frequency	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. For Selected Receivables with a Payment Frequency of “skip” or “step,” we were instructed by the Company to compare the payments for collateral with the same Contract ID based on the First Rent Date and Payment Dates stated in the respective Receivable File document.

Lease Type	Lease/Loan Agreement or Assignment Agreement. The Company instructed us to consider a designation of “FIN” to be a finance lease and a designation of “CSA” to be a loan.

Lease Date	“Contract Date” in PFSC Transmittal or New Business Reports

Maturity Date	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement. In the event the Maturity Date was not specifically listed in the Receivable File, we were instructed by the Company to recompute the Maturity Date based on the Commencement Date and the Original Term/LeaseTerm stated in the respective Receivable File document.

Original Term	Lease/Loan Agreement, Assignment Agreement, Specification Agreement, or SuperTrump Booking Run. If the First Payment/Rent Date did not start until one month after the Commencement Date, we were instructed by the Company to recompute the Original Term as the number of months between the Commencement Date and the Last Payment/Rent Date stated in the respective Receivable File document.

Remaining Term (Recomputed Remaining Term)	Recompute the Remaining Term based on the Cut-off Date and the Maturity Date.

Lessee Name	Lease/Loan Agreement or Assignment Agreement

Collateral Type	Credit Approval Write-Up or Bill of Sale for governmental leases. In the event multiple collateral was listed in the Receivable File, we were instructed by the Company to identify whether the Collateral Type corresponded to one of the types of collateral stated in the Receivable File.

Attributes	Receivable File/Instructions

Attributes	Receivable File/Instructions

Industry	Credit Approval Write-Up

Guaranteed RV	Lease/Loan Agreement. If the Company purchased additional residual value insurance for the collateral with the same Contract ID stated in the Lease/Loan Agreement, we were instructed by the Company to recompute the Guaranteed RV as the sum of the Guaranteed RV amount stated in the Lease/Loan Agreement and the additional residual value insurance.

Unguaranteed RV	SuperTrump Booking Run

Lessee State	“Headquarters State” in Credit Approval Write-Up. In the event the Lessee State did not agree to the information in the Credit Approval Write-Up, we were instructed by the Company to compare it to the Lease/Loan Agreement.

MMAF Original Equipment Cost	Lease/Loan Agreement, Assignment Agreement, or Specification Agreement

Contract Cashflows	Underlying Lease/Loan Cashflows stated in the Lease/Loan Agreement, Assignment Agreement, Specification Agreement, or Partial Buyout/Pay Down of Schedules

The information regarding the Selected Receivables was found to be in agreement with the respective information contained in the Receivable File, except as noted in Exhibit A. There were no conclusions that resulted from the procedures.

C.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable Files:

•

We observed the presence of a credit analysis performed by the Company in the form of a Credit Approval Write-Up document in the Receivable File. We make no representation regarding the sufficiency of the credit analysis performed by the Company to assign credit ratings or make funding decisions.

•

We observed the presence of a UCC Financing Statement made to perfect the Company’s security interest in the collateral under contract in the Receivable File or the presence of a Certificate of Title related to the collateral under contract in the Receivable File. We make no representation regarding the enforcement or standing of such filing or title.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA

August 28, 2019

Exhibit A

Exception List

Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
26	2019B26	Guaranteed RV	$6,004.52	$5,960.66
26	2019B26	Unguaranteed RV	$1,306.18	$1,354.92